Development, Exclusivity and Option Products Agreement	6 Months Ended
Jun. 30, 2026
Development, Exclusivity and Option Products Agreement [Abstract]
DEVELOPMENT, EXCLUSIVITY AND OPTION PRODUCTS AGREEMENT

NOTE 5 - Development, Exclusivity and Option Products Agreement

On February 5, 2021, CollPlant entered into a Development, Exclusivity and Option Products Agreement with AbbVie (the “AbbVie Development Agreement”), pursuant to which CollPlant and AbbVie collaborated in the development and commercialization of dermal and soft tissue filler products for the medical aesthetics market using CollPlant’s rhCollagen technology.

Under the AbbVie Development Agreement, CollPlant received an upfront cash payment of $14,000 in February 2021. In June 2023, the Company announced the achievement of a milestone with respect to the clinical phase dermal filler product, which triggered a $10,000 payment from AbbVie that was received in July 2023. In February 2025, the Company announced the receipt of a contingent payment with respect to CollPlant’s rhCollagen, which triggered a $2,000 payment from AbbVie.

In April 2026, AbbVie notified the Company of its decision to terminate the AbbVie Development Agreement. The termination became effective following the applicable notice period. As a result of the termination, the Company does not expect to receive additional development, regulatory or commercial milestone payments or royalties under the AbbVie Development Agreement.